Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to the Annual Report of Petroteq Energy Inc. (the “Registrant”) on Form 10-K for the year ended August 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Korb, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2021	By:	/s/ Mark Korb
Mark Korb
Chief Financial Officer
(Principal Financial and Accounting Officer)